Income Taxes - Summary of reconciliation between effective and applicable tax (Detail) - USD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2021	Nov. 30, 2020
Major components of tax expense (income) [abstract]
Income taxes at domestic tax statutory rate	$ (8,390)	$ (6,004)
Change in unrecognized deductible temporary differences	7,796	4,890
Impact of differences in statutory tax rates	64	742
Non-deductible expenses and other	593	388
Total current and deferred tax expense	$ 63	$ 16